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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 26, 2002




                          YONKERS FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its Charter)



           DELAWARE                     0-277716                13-3870836
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 (State or other jurisdiction    (Commission File No.)       IRS Employer
  of incorporation)                                          Identification No.)

               6 EXECUTIVE PLAZA, YONKERS, NEW YORK        10701
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (914) 965-2500



                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events

         On March 26, 2002, the Registrant issued the press release attached hereto as Exhibit 99 announcing that the shareholders of Yonkers Financial Corporation approved the Agreement and Plan of Merger between Yonkers Financial and Atlantic Bank of New York.

Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99       Press Release dated March 26, 2002.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      YONKERS FINANCIAL CORPORATION



Date: MARCH  29, 2002                 By: /s/ Richard K. Komosinski
     ----------------------               ------------------------------------
                                          Richard F. Komosinski
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)



                                      By: /s/ Joseph D. Roberto,
                                          ------------------------------------
                                          Senior Vice President, Treasurer and
                                          Chief Financial Officer
                                          (Principal Financial Officer)


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                                  EXHIBIT INDEX




EXHIBIT NO.                                 DESCRIPTION

      99                                    Press Release dated March 26, 2002